Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated April 12, 2011
to the Statutory Prospectus for Class A, Class B, Class C and Class R Shares of Allianz Funds
Dated November 1, 2010 (as revised April 11, 2011)
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of Allianz Funds
Dated November 1, 2010 (as revised April 11, 2011)
(together, the “Prospectuses”)
Disclosure Related to the Allianz NFJ Small-Cap Value Fund (the “Fund”)
Restrictions on New Purchases and Exchanges for Shares of the Fund
Allianz Global Investors Distributors LLC (the “Distributor”) has determined to modify existing restrictions on purchases of and exchanges for shares of the Fund.
Effective as soon as practicable (as described further below), shares of the Fund will no longer be available for purchase or exchange by certain categories of investors that were previously exempt from the Fund’s existing restriction on purchases and exchanges. Specifically, shares of the Fund will no longer be available to participants in certain specified benefit plans (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans) (“Benefit Plan Platforms”), any of the college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services (“529 Plan Platforms”) or the target date and target risk funds-of-funds that are advised or sub-advised by Allianz Global Investors Solutions LLC (“Funds-of-Funds”).
These restrictions will be implemented as soon as practicable with respect to each applicable Benefit Plan Platform, each 529 Plan Platform and the Funds-of-Funds, subject to applicable contractual, operational and/or regulatory requirements (which may vary), and subject to the Distributor’s discretion. Thus, the effective dates of the restrictions for particular Benefit Plan Platforms, 529 Plan Platforms and the Funds-of-Funds will vary. It is expected that the Fund will remain open to investment to participants of certain Benefit Plan Platforms, as determined in the discretion of AGID.
The Fund’s restrictions on purchases and exchanges are otherwise unchanged. As described in the Prospectuses, shares of the Fund are currently not available for purchase by new investors and investors who already own shares of the Fund, or for exchanges by shareholders of other series of Allianz Funds or series of Allianz Funds Multi-Strategy Trust. The Fund’s purchase and exchange restrictions do not apply to the reinvestment of distributions by the Fund into additional shares of the Fund.
The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.
Please call the Distributor at 1-800-988-8380 (Class A, Class B, Class C and Class R Shares) or 1-800-498-5413 (Institutional Class, Class P, Administrative Class and Class D Shares), or your broker or other financial advisor, if you have any questions regarding the restrictions described above.